EXHIBIT A

                          AGREEMENT TO FILE JOINT
                          ACQUISITION STATEMENTS

     AGREEMENT made this 8th day of November, 2006 by and between DELAWARE GROUP EQUITY FUNDS I, DELAWARE GROUP EQUITY FUNDS II, DELAWARE GROUP EQUITY FUNDS III, DELAWARE GROUP EQUITY FUNDS IV, DELAWARE GROUP EQUITY FUNDS V, DELAWARE GROUP INCOME FUNDS, DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS, DELAWARE GROUP CASH RESERVE, DELAWARE
GROUP GOVERNMENT FUND, DELAWARE GROUP STATE TAX-FREE INCOME TRUST,
DELAWARE GROUP TAX FREE FUND, DELAWARE GROUP GLOBAL & INTERNATIONAL
FUNDS, DELAWARE GROUP TAX FREE MONEY FUND, DELAWARE GROUP ADVISER FUNDS, DELAWARE VIP TRUST, DELAWARE POOLED TRUST, DELAWARE GROUP FOUNDATION FUNDS, DELAWARE INVESTMENTS DIVIDEND AND INCOME FUND, INC., DELAWARE INVESTMENTS GLOBAL DIVIDEND AND INCOME FUND, INC., VOYAGEUR INSURED FUNDS, VOYAGEUR INTERMEDIATE TAX FREE FUNDS, DELAWARE INVESTMENTS MUNICIPAL TRUST (formerly VOYAGEUR INVESTMENT TRUST), VOYAGEUR MUTUAL FUNDS, VOYAGEUR MUTUAL FUNDS II, VOYAGEUR MUTUAL FUNDS III, VOYAGEUR TAX-FREE FUNDS, DELAWARE INVESTMENTS ARIZONA MUNICIPAL INCOME FUND, INC., DELAWARE INVESTMENTS COLORADO INSURED MUNICIPAL INCOME FUND, INC., DELAWARE INVESTMENTS FLORIDA INSURED MUNICIPAL INCOME FUND, DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II,INC., (the "Delaware Investments Family of Funds"), Delaware Management
Business Trust, and Delaware Management Holdings, Inc., herein collectively referred to as the "parties".

     WHEREAS, the parties hereto may be deemed to be the direct or indirect beneficial owners of the same equity securities for the purpose of the reporting requirements of Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and

     WHEREAS, the regulations promulgated under Section 13(d) of the Exchange Act permit the joining of such beneficial owners in the filing of a single Joint Acquisition Statement reporting such ownership to the Securities and Exchange Commission.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

     1. In the event that any two or more parties shall be deemed to be the direct or indirect beneficial owners of the same equity security required to be reported to the Securities and Exchange Commission such parties may join together in the filing of a Joint Acquisition Statement with respect to that security.

     2. With respect to each Joint Acquisition Statement in which a party joins, each party acknowledges that (a) it will be eligible under applicable regulations of the Securities and Exchange Commission to join in the filing and (b) it will be responsible for the timely filing of such statement and any amendments thereto and the completeness and accuracy of the information concerning such party; but each such party shall not be responsible for the completeness and accuracy of the information concerning the other parties making the filing, unless such party knows or has reason to believe that such information with respect to such other parties is inaccurate.

     3. The parties consent to the inclusion of a copy of this agreement as an exhibit to any Joint Acquisition Statement filed on behalf of any of them.


     IN WITNESS WHEREOF, the parties hereto have executed this agreement by their duly authorized officers as of the date set forth above.


                                   DELAWARE GROUP EQUITY FUNDS I
                                   DELAWARE GROUP EQUITY FUNDS II
                                   DELAWARE GROUP EQUITY FUNDS III
                                   DELAWARE GROUP EQUITY FUNDS IV
                                   DELAWARE GROUP EQUITY FUNDS V
                                   DELAWARE GROUP INCOME FUNDS
                                   DELAWARE GROUP LIMITED-TERM
                                    GOVERNMENT FUNDS
                                   DELAWARE GROUP CASH RESERVE
                                   DELAWARE GROUP GOVERNMENT FUND
		     		   DELAWARE GROUP STATE TAX FREE INCOME
                                   TRUST
                                   DELAWARE GROUP TAX FREE FUND
                                   DELAWARE GROUP GLOBAL & INTERNATIONAL
                                    FUNDS
                                   DELAWARE GROUP TAX FREE MONEY FUND
                                   DELAWARE GROUP ADVISER FUNDS
                                   DELAWARE VIP TRUST
                                   DELAWARE POOLED TRUST
                                   DELAWARE GROUP FOUNDATION FUNDS
                                   DELAWARE INVESTMENTS DIVIDEND AND INCOME
                                    FUND, INC.
                                   DELAWARE INVESTMENTS GLOBAL DIVIDEND AND
                                    INCOME FUND, INC.
                                   VOYAGEUR INSURED FUNDS
                                   VOYAGEUR INTERMEDIATE TAX FREE FUNDS
                                   DELAWARE INVESTMENTS MUNICIPAL TRUST
				   (formerly VOYAGEUR INVESTMENT TRUST)
                                   VOYAGEUR MUTUAL FUNDS
                                   VOYAGEUR MUTUAL FUNDS II
                                   VOYAGEUR MUTUAL FUNDS III
                                   VOYAGEUR TAX-FREE FUNDS
                                   DELAWARE INVESTMENTS ARIZONA MUNICIPAL
				   INCOME FUND, INC.
                                   DELAWARE INVESTMENTS COLORADO INSURED
				   MUNICIPAL INCOME FUND, INC.
                                   DELAWARE INVESTMENTS FLORIDA INSURED
				   MUNICIPAL INCOME FUND
                                   DELAWARE INVESTMENTS MINNESOTA MUNICIPAL
				   INCOME FUND II, INC.

ATTEST
/s/ David P. O'Connor                By:  /s/ Brian L. Murray

                                    DELAWARE MANAGEMENT HOLDINGS, INC.
ATTEST
/s/ David P. O'Connor                By: /s/ Brian L. Murray

ATTEST                    DELAWARE MANAGEMENT BUSINESS TRUST

/s/ David P. O'Connor                By: /s/ Brian L. Murray